                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                           NETEGRITY, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                                NETEGRITY, INC.
                                245 Winter Street
                                Waltham, MA 02154
--------------------------------------------------------------------------------

      NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
                                    to be held
                                   May 22, 1997
--------------------------------------------------------------------------------

To Our Stockholders:

    A Special Meeting in Lieu of an Annual Meeting of Stockholders of NeTegrity, Inc., a Delaware corporation (the "Company" or "NeTegrity"), will be held on Thursday, May 22, 1997, at 2:30 p.m., local time, at the offices of Hutchins, Wheeler & Dittmar at 101 Federal Street, Boston, Massachusetts 02110 for the following purposes:

1.  To elect a Board of Directors as described herein.

2. To amend the Company's By-Laws to eliminate the ability of the Company's Stockholders to act by consent without a meeting.

3. To amend the Company's By-Laws to provide that stockholders of the Company may call a special meeting of stockholders only by written application by one or more stockholders who hold 30% in interest of the capital stock of the Company entitled to vote thereat.

4. To amend the Company's By-Laws to revise provisions regarding director and officer indemnification.

5. To adopt and approve a 1997 Stock Option Plan (the "1997 Plan") pursuant to which 500,000 shares of the Company's Common Stock shall be reserved for issuance subject to the 1997 Plan.

6. To amend the Company's 1994 Stock Plan (the "1994 Plan") to increase the number of shares of Common Stock reserved for issuance subject to said Plan to 1,813,300.

7. To transact such other business as may properly come before the Meeting and any adjournments thereof.

    Only stockholders of record on the books of the Company at the close of business on April 8, 1997 will be entitled to notice of, and to vote at, the Meeting.

    PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE. IF YOU RETURN YOUR PROXY, YOU MAY NEVERTHELESS ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON.

    All stockholders are cordially invited to attend the Meeting.

                                          By Order of the Board of Directors,
                                          Barry N. Bycoff,
                                          President and Chief Executive Officer

April 15, 1997

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. THE PROXY MAY BE REVOKED BY THE PERSON EXECUTING THE PROXY BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ELECTING TO VOTE IN PERSON AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                                NETEGRITY, INC.
                                PROXY STATEMENT
         1997 SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 22, 1997

    Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of NeTegrity, Inc., a Delaware corporation (the "Company"), for use at the Special Meeting in Lieu of Annual Meeting of Stockholders to be held on May 22, 1997, at 2:30 p.m., local time, at the offices of Hutchins, Wheeler & Dittmar, 101 Federal Street, 31st Floor, Boston, Massachusetts 02110, and any adjournments thereof (the "Meeting").

    Only stockholders of record as of April 8, 1997 will be entitled to notice of and to vote at the Meeting and any adjournments thereof.

    Any stockholder may revoke a proxy at any time prior to its exercise by filing a later dated proxy or a written notice of revocation with the Secretary of the Company, or by voting in person at the Meeting. If a stockholder is not attending the Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the last business day preceding the Meeting.

    The persons named as attorneys in the proxies are directors and officers of the Company. All properly executed proxies returned in time to be cast at the Meeting will be voted and, with respect to the election of the Board of Directors, will be voted as stated under "Election of Directors" below. With respect to the election of directors, any stockholder submitting a proxy has the right to withhold authority to vote for any individual nominee or group of nominees to the Board of Directors by writing the name of such individual or group in the space provided on the proxy.

    Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification indicated and will be voted "FOR" if no specification is indicated. The Board of Directors of the Company knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may properly be taken, the shares of capital stock represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

    The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock is necessary to establish a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum. A "non-vote" occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner. Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Meeting. All other matters being submitted to stockholders require the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting (following the determination of a quorum). An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter. Broker "non-votes" are not so included. Abstentions have the effect of votes against proposals presented to stockholders, and non-votes have no effect.

    An Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 1996, is being mailed with this Proxy Statement to all stockholders entitled to vote. This proxy statement and the form of proxy were first mailed to the Company's stockholders on or about April 15, 1997.

    Only stockholders of record at the close of business on April 8, 1997 are entitled to notice of and to vote at the meeting. On that date, the Corporation had outstanding 9,264,446 shares of Common Stock, par value $.01 per share. Each outstanding share of the Corporation's Common Stock entitles the record holder to one vote.

             MANAGEMENT AND PRINCIPAL HOLDERS OF VOTING SECURITIES

    The following table sets forth as of January 31, 1997, the beneficial ownership of shares of capital stock of (i) each person known by the Company to own beneficially more than 5% of the issued and outstanding shares of Common Stock outstanding on that date, (ii) each director or nominee, and (iii) each executive officer identified in the Summary Compensation Table, and (iv) the directors, nominees and executive officers as a group, both with respect to the number of shares owned by each person and the percentage of the outstanding shares represented thereby.

                                                                           AMOUNT AND NATURE OF
NAME AND ADDRESS OF                                                        BENEFICIAL OWNERSHIP
  BENEFICIAL OWNER                                                                 (1)            PERCENT OF CLASS
------------------------------------------------------------------------  ----------------------  -----------------
Edison Venture Fund, L.P. (2)...........................................          1,315,116                14.2%
Edison Venture Fund II, L.P.
Edison Venture Fund II-PA, L.P.
c/o Edison Venture
Funds 997 Lenox Drive, #3
Lawrenceville, NJ 08648
Euclid Partners III, L.P. (3)...........................................            650,803                 7.0%
Euclid Partners Corporation 50
Rockefeller Plaza, Suite 1022
New York, NY 10020
Stephen L. Watson (4)...................................................            358,000                 3.9%
Aaron Kleiner (5).......................................................             33,250               *
Milton J. Pappas (6)....................................................            684,053                 7.4%
c/o Euclid Partners Corporation
50 Rockefeller Plaza, Suite 1022
New York, NY 10020
Ralph B. Wagner (7).....................................................             87,962               *
Michael L. Mark (8).....................................................             84,553               *
Eric R. Giler (9).......................................................            --                   --
Barry N. Bycoff (10)....................................................            545,000                 5.9%
Richard Kosinski (11)...................................................            498,914                 5.4%
James O'Connor, Jr. (12)................................................             90,000                 1.0%
All executive officers and directors as a group (9 persons) (13)........          2,381,732                25.7%

------------------------

*   less than 1%

(1) Except as otherwise noted below, the Company believes each beneficial owner has the sole voting and investment power with respect to all shares of Common Stock (or options, warrants or other securities convertible into or exchangeable for Common Stock) shown as beneficially owned by him. All numbers and percentages, except as otherwise noted, do not assume the exercise of outstanding options or warrants. Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days of January 31, 1997 pursuant to the exercise of presently exercisable or outstanding options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group shown in the table.

(2) The Edison Venture Funds collectively have sole voting and investment power with respect to the 1,315,116 shares of Common Stock. Mr. Koven, a former director of the Company, is also a general partner of each of the general partners of the Edison Venture Funds and may be deemed to share beneficial ownership of the securities held by such entities. Mr. Koven disclaims such beneficial ownership.

(3) Included in this amount are 83,086 shares of Common Stock issuable upon exercise of a warrant held by Euclid. Mr. Pappas, a director of the Company, is the president of the sole corporate general partner of Euclid and may be deemed the beneficial owner of the 650,803 shares beneficially owned by Euclid. Mr. Pappas disclaims beneficial ownership of such shares.

(4) Includes stock options to purchase up to 267,500 shares of Common Stock.

(5) Includes non-qualified stock options to purchase up to 33,250 shares of Common Stock.

(6) Includes 83,086 shares subject to a warrant to purchase common stock. Also includes 650,803 shares of Common Stock owned by Euclid of which Mr. Pappas may be deemed a beneficial owner. Mr. Pappas disclaims beneficial ownership of such shares. See footnote 3.

(7) Includes non-qualified stock options to purchase up to 62,000 shares of Common Stock.

(8) Includes non-qualified stock options to purchase up to 35,000 shares of Common Stock.

(9) Mr. Giler was granted 17,500 options when he joined the Board in 1996. Currently all remain unvested.

(10) Includes the presently exercisable portion (335,000 shares) of stock options to purchase up to 735,000 shares of Common Stock and 10,000 shares of Common Stock owned by Mr. Bycoff's children.

(11) Includes the presently exercisable portion (i.e., 75,000 shares) of stock options to purchase up to 75,000 shares of Common Stock and also includes 70,000 shares of Common Stock owned by Mr. Kosinski's immediate family for which he has voting power.

(12) Includes the presently exercisable portion (i.e. 85,000 shares) of stock options to purchase up to 285,000 shares of common stock.

(13) Includes 975,836 shares which all officers and current directors as a group have the right to acquire within 60 days after January 31, 1997 upon exercise of the presently exercisable portion of outstanding stock options held by current directors and officers.

                             ELECTION OF DIRECTORS

    At the meeting, six directors are to be elected, constituting the entire Board of Directors. The directors of the Company shall hold office for the terms set forth below and until their successors have been elected and qualified.

    No proxy may be voted for more people than the number of nominees listed below. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual director (by writing that individual director's name where indicated on the proxy) or for all directors will be voted FOR the election of all the nominees named below (unless one or more nominees are unable or unwilling to serve).

    The Board of Directors knows of no reason why any such nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person.

    The Board of Directors held six meetings during the year ended December 31, 1996. Messrs. Bycoff, Watson, Wagner, Pappas, Kleiner, and Mark attended more than 75% of all meetings of the Board of Directors held during the 1996 year during their respective tenures as directors. In addition, Mr. Giler attended the December 1996 meeting of the Board of Directors at which he was elected a Director.

    The Compensation and Stock Option Committee of the Board of Directors (the "Compensation Committee"), of which Messrs. Pappas, Wagner and Giler are currently members, determines who should receive stock options under the Company's various stock plans and also reviews and recommends officer compensation, including salary and bonus plans. The Compensation Committee held five meetings during the year ended December 31, 1996.

    The Audit Committee of the Board of Directors at year end was composed of Messrs. Watson and Pappas. The principal functions of the Audit Committee include overseeing the performance and reviewing the scope of the audit function of the Company's independent auditors. The Audit Committee also reviews, among other things, audit plans and procedures, various accounting and financial reporting issues, and changes in accounting policies. The Audit Committee held three meetings during the calendar year ended December 31, 1996.

    Messrs. Watson, Pappas and Wagner attended more than 75% of all committee meetings held during the 1996 fiscal year of which each was a member.

    Mr. Watson has served on the Board of Directors since March 1986; Mr. Pappas, since July 1990; Mr. Wagner, since September 1992; Mr. Bycoff, since April 1993; Mr. Mark, since October 1994; Mr. Giler, since December 1996 and Mr. Kosinki since December 1996.

                                                                                           YEAR FIRST
                                                                                             ELECTED
NAME OF NOMINEE                                                                   AGE      A DIRECTOR
----------------------------------------------------------------------------  -----------  -----------

Stephen L. Watson...........................................................          55         1986
Milton J. Pappas............................................................          68         1990

Barry Bycoff................................................................          48         1993
Michael L. Mark.............................................................          50         1994

Richard J. Kosinski.........................................................          41         1996
Eric R. Giler...............................................................          42         1996

OCCUPATIONS AND BIOGRAPHIES OF DIRECTORS AND NOMINEES

    BARRY N. BYCOFF was appointed President and Chief Executive Officer and Director of the Company in April 1993. From December 1991 to December 1992, during his tenure at MapInfo Corporation, a provider of desktop mapping software, he held positions as Chief Operating Officer, Senior Vice President of Sales and Marketing, and Director. From January 1984 to October 1991, he successfully ran a number of business units for Prime Computer Inc., a manufacturer of mainframe and minicomputer systems, holding such positions as Vice President-Marketing in the Computer Systems Business Unit, Vice President-General Purpose Product Line, Vice President-Prime Information Business Group, Director-Finance and Administration/Worldwide Sales and Director-Corporate Planning and Analysis. Prior to that, Mr. Bycoff held various management positions at Gillette Company from November 1973 to December 1983. Mr. Bycoff is also a director of Encotone, Ltd.

    STEPHEN L. WATSON is currently Chairman of the Board and has served as Director of the Company since March 1986. He is also currently Chairman and co-founder of ScanCenters of America, a document imaging and conversion services company. Mr. Watson previously served as President and Chief Operating Officer of the Company from March 1991 to April 1993 and served as Chief Executive Officer from May 1991 until April 1993. From June 1989 to March 1991 he was a private investor. From July 1988 to June 1989, he was President of California Micro Solutions, Inc., a franchisee of Computerland Corporation, a retailer of personal computer systems. From April 1987 to July 1988, he was Senior Vice President of Computerland Corporation, a retailer of personal computer software and hardware systems. From July 1984 to April 1987, he was a private investor. From 1979 to July 1984, he was President of Computer Centers of New England, a retailer of personal computer systems. From 1970 to 1979, Mr. Watson was employed in various management positions at Digital Equipment Corporation, a manufacturer of mainframe and minicomputer systems. Mr. Watson is a director of several privately-held companies.

    MILTON J. PAPPAS has been a Director of the Company since July 1990. Mr. Pappas is currently Chairman of Euclid Partners Corporation (since 1983), a management company providing services to Euclid Partners, a venture capital investment fund. From 1983 to the present, he has been a General Partner of Euclid Partners Associates II, L.P.; Euclid Partners Associates III, L.P.; and Euclid Partners Associates IV, L.P., general partners to Euclid Partners II, L.P.; Euclid Partners III, L.P.; and Euclid Partners IV, L.P., private venture capital investment funds. From 1970 to 1986, he was a General Partner of Euclid Partners, a private venture capital firm. Mr. Pappas is also Chairman of the Board of Multex, is a director of Xeyex Corporation and Sys-Tech Solutions, Inc. and is admitted to the Ohio Bar.

    RALPH B. WAGNER became a Director of the Company in September 1992. He is a Director and co-founder of Keyfile Corporation, a manufacturer and marketer of document image software products for use on personal computers. Mr. Wagner is a principal of Wagner Resources, a consulting and investment firm. Since 1983, Mr. Wagner has served as a director of several private companies including Alpha Software, a developer, manufacturer and marketer of software programs, and PureSpeech, a software developer specializing in speech recognition.

    MICHAEL L. MARK became a director of the Company in October 1994. He is President of Refined Reports, Inc., an electronic publishing software development company he founded in 1990. Prior to that, he served as Vice President, System Integration at Interleaf, Inc., an electronic publishing software developer, and was Vice President and co-founder of Cadmus Computer Corporation, a workstation manufacturer. Mr. Mark also serves as a director of Progress Software Corporation, a manufacturer of software development tools, and two other private companies.

    ERIC R. GILER was nominated as a Director of the Company in December 1996. Mr. Giler is founder and since 1984 has been President and Director of Brooktrout Technology, Inc., a leading supplier of advanced software and hardware products in the electronic messaging market. Prior to founding Brooktrout, he worked primarily in the are of technical marketing and sales as a product manager with Teradyne, Inc. and an applications engineer manager for Intec Corporation. Mr. Giler serves on the boards of the MIT Enterprise Forum, the Massachusetts Telecommunications Council and the New England-Israel Chamber of Commerce. Mr. Giler is also a member of both the American Electronics Association and the Massachusetts Computer Software Council.

    RICHARD J. KOSINSKI is President of Encotone, Inc., the Company's 50 percent-owned subsidiary and has been with the Corporation since November 1996. Prior to that, since 1994, Mr. Kosinski was co-founder and President of Internet Security Corporation, a former subsidiary of the Company. From 1989 to 1994 he was employed by Bolt Beranek and Newman (BBN), where he served as Regional Sales Manager for BBN's NearNet division and BBN's Communications division. From 1988 to 1989 Mr. Kosinski was Regional Sales Manager at Harris Corporation, a data communications equipment manufacturer. Prior to that, from 1984 to 1988 he was Regional Sales Manager at Digital Products, a data communications equipment manufacturer. From 1977 to 1984 he was with by Hewlet-Packard Company, a hardware and software manufacturer, having held various positions such as Major Account Manager, Senior Sales Representative and Data Communications Systems Engineer.

OCCUPATION AND BIOGRAPHY OF EXECUTIVE OFFICER

    JAMES O'CONNOR, JR. was named Vice President, Chief Financial Officer and Treasurer of the Company in September 1995. From 1992 to 1995, Mr. O'Connor was a Senior Associate of Alvarez & Marsal, Inc. a nationally known crisis management firm. While with Alvarez & Marsal, he acted as Chief Financial Officer and Director of MIS of Almac's, Inc., a supermarket chain; and was an interim management consultant to Phar-Mor, Inc., a discount drug store chain; and Florida Steel Corporation, a mini-mill operation. Prior to that, from 1988 to 1992, he was an Independent Financial Management Consultant for turnaround companies such as Heraeus, Inc. where he acted as Interim Chief Financial Officer and Chief Operating Officer. From 1984 to 1988 Mr. O'Connor worked for Peat Marwick Main & Company, an international public accounting firm.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On October 19, 1993 the Company completed a private placement of Series C Preferred Stock and a recapitalization transaction. Investors, which included certain stockholders, directors and officers listed on page 5 hereof, purchased 905,968 shares of Series C Preferred stock at a price of $1.00 per share, resulting in net proceeds of approximately $781,000. The Series C Preferred Stock was converted into Common Stock on a one-for-one basis (for an aggregate of 905,968 shares) as of September 30, 1996.

    In May, 1996, Barry N. Bycoff, the Company's President and CEO, exercised an option to purchase 200,000 shares of the Company's common stock at a price of $1.00 per share. The Company's Board of Directors approved a loan to Mr. Bycoff as payment for this transaction. Mr. Bycoff issued the Company a full recourse note that is secured by the 200,000 shares of common stock. This note has an interest rate of 7% per annum and is due and payable on demand by the Company in the discretion of the Board of Directors.

    The Board of Directors has adopted a policy that all transactions between the Company and its officers, directors and principal stockholders or any affiliates thereof will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties. Such transactions will also be approved by a majority of the disinterested, outside directors. All loans to Company officers will also be approved by a majority of the disinterested, outside directors.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION
                       CONCERNING DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION

    The following table sets forth the annual and long-term compensation for services in all capacities to the Company for the Company's most recent three years ended December 31, 1996, of those persons who (i) served as the Chief Executive Officer of the Company during any part of the year ended December 31, 1996, and (ii) the other most highly compensated executive officers of the Company at December 31, 1996 whose annual compensation and bonus exceeded $100,000 (the "Named Officers"):

                                                                                       LONG-TERM COMPENSATION
                                                                                             AWARDS (2)
                                                         ANNUAL COMPENSATION (1)  --------------------------------
                                             CALENDAR    -----------------------  OPTIONS/        RESTRICTED
NAME AND PRINCIPAL POSITION                    YEAR      SALARY($)    BONUS($)     SARS(#)      STOCK AWARDS($)
------------------------------------------  -----------  ----------  -----------  ---------  ---------------------

Barry N. Bycoff                                   1996   $  156,824      40,000     400,000                0
Chief Executive Officer,                          1995      156,770           0      35,000                0
President & Director                              1994      154,500      10,000     350,000                0

Richard J. Kosinski                               1996   $  120,000           0           0                0
President, Encotone, Inc.                         1995       15,000           0      75,000                0
(Subsidiary)                                      1994            0           0           0                0

James O'Connor
Vice President, Chief                             1996      112,000      20,000     200,000
Financial Officer and                             1995       32,830           0      85,000                0
Treasurer                                         1994            0           0           0                0

------------------------

(1) Excludes perquisites and other personal benefits, the aggregate annual amount of which for each officer as less than the lesser of $50,000 or 10% of the total salary and bonus reported.

(2) The Company did not grant any restricted stock awards or stock appreciation rights ("SARs") or make any long-term incentive plan payouts during the three years ended December 31, 1996.

                     OPTION GRANTS IN THE LAST FISCAL YEAR

    The following table sets forth grants of stock options pursuant to the Company's 1994 Stock Plan during the fiscal year ended December 31, 1996 to directors and named officers which are reflected in the Summary Compensation Table above.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                           POTENTIAL REALIZABLE
                                                                                                             VALUE AT ASSUMED
                                                             INDIVIDUAL GRANTS                            ANNUAL RATES OF STOCK
                                    --------------------------------------------------------------------  PRICE APPRECIATION FOR
                                      OPTIONS        PERCENT OF TOTAL        EXERCISE OR                     OPTION TERM (1)
                                        SAR       OPTIONS/SARS GRANTED TO    BASE PRICE     EXPIRATION    ----------------------
NAME                                GRANTED (#)  EMPLOYEES IN FISCAL YEAR     ($/SHARE)        DATE         5%($)       10%($)
----------------------------------  -----------  -------------------------  -------------  -------------  ----------  ----------
Barry N. Bycoff...................     400,000                31.8%           $    2.63           2006     1,408,000   1,864,000
James O'Connor....................     200,000                15.9%                2.63           2006       704,000     932,000

------------------------

(1) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the Company's Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the. future performance of the Company's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

                  OPTION EXERCISES AND FISCAL YEAR-END VALUES

    The following table sets forth information with respect to options to purchase the Company's Common Stock granted under the 1994 Plan including (i) the number of shares purchased upon exercise of options in the most recent fiscal year, (ii) the net value realized upon such exercise, (iii) the number of unexercised options outstanding at December 31, 1996, and (iv) the value of such unexercised options at December 31, 1996:

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        DECEMBER 31, 1996 OPTION VALUES

                                                                             NUMBER OF                      VALUE OF
                                                                            UNEXERCISED                   UNEXERCISED
                                                                             OPTIONS AT                   IN-THE-MONEY
                                                                         DECEMBER 31, 1996                 OPTIONS AT
                                                                                (#)                 DECEMBER 31, 1996($)(1)
                                         SHARES            VALUE     --------------------------  ------------------------------
NAME                              ACQUIRED ON EXERCISE  REALIZED($)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE    UNEXERCISABLE
--------------------------------  --------------------  -----------  -----------  -------------  -----------  -----------------
Barry N. Bycoff.................          200,000          200,000      335,000        400,000      301,950          --
Richard J. Kosinski.............              -0-              -0-       75,000              0       16,500          --
James O'Connor..................              -0-              -0-       85,000        200,000       18,700          --

------------------------

(1) Value is based on the difference between option exercise price and the fair market value at 1996 fiscal year-end ($1.94 per share, the average of the closing bid and ask prices on the Nasdaq SmallCap Market on December 31,
    1996) multiplied by the number of shares underlying the option.

                           COMPENSATION OF DIRECTORS

    As compensation for serving on the Board of Directors, each non-employee director is paid his expenses by the Company for each meeting attended. In addition, the Company's policy to compensate each non-employee director at a rate of $1,500 for each meeting of the Board.

    Each non-employee director of the Company also participates in the Company's 1988 Non-Employee Director Stock Option Plan, 1991 Non-Employee Director Stock Option Plan, 1993 Non-Employee Director Stock Option Plan, and 1994 Non-Employee Director Plan (the "Director Plans"). The Director Plans authorize grants of stock options to each member of the Company's Board of Directors who is neither an employee or officer of the Company. In fiscal 1996, Mr. Giler was granted an option to purchase 17,500 shares of Common Stock at a price of $2.09 per share. Thirty percent of this option, which expires on December 10, 2006, vests on December 10, 1997, twenty percent of this option vests on December 10 in each of 1998, 1999 and 2000, and the remainder vests on December 10, 2001.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Company's executive compensation program is administered by the Compensation and Stock Option Committee of the Board of Directors, currently consisting of Milton Pappas, as Chairman, Ralph Wagner and Eric Giler (the "Compensation Committee"). All members of the Compensation Committee are non-employee directors. Pursuant to the authority delegated by the Board of Directors, the Compensation Committee establishes each year the compensation of senior management, including approval of annual salaries and bonuses, the review and approval of bonus plans for executive officers, as well as the grant of stock options to officers, employees and consultants.

    One of the Company's primary business objectives is to maximize long-term stockholder returns. To achieve this objective, the Company believes it is necessary to attract, retain and motivate qualified executives in a competitive industry. The Compensation Committee and the Board of Directors therefore apply the philosophy that compensation of executive officers, specifically including that of the Chief Executive Officer and President, should be linked to revenue growth, profitability, earnings per share performance, and long-term increase in stock price and quality of earnings.

    Establishing compensation programs generally and determining the compensation of individual executive officers are complex matters involving numerous issues and a variety of data. The approach of the Compensation Committee is primarily subjective in nature. The Compensation Committee identifies relevant factors to be considered, such as the need to be competitive in the market for executive talent, retain and motivate existing officers with competitive salary and option programs, and to provide incentives and rewards for individual and corporate performance. However, the Compensation Committee maintains a flexible approach that is based on the exercise of judgment and discretion and reflects the Company's entrepreneurial operating environment and long-term performance orientation. Precise formulas, targets or goals are not utilized and specific weights are not assigned to the various factors. The Compensation Committee focuses on the Company's goal of long-term enhancement of stockholder value by stressing long-term goals and by using stock-based incentive programs with extended vesting schedules (typically six years from the initial grant of options). The Compensation Committee believes the use of such incentives to retain and motivate individuals who have developed the skills and expertise required to lead the Company is key to the Company's success.

    Under the supervision of the Compensation Committee, the Company has developed and implemented certain compensation policies. The Compensation Committee's executive compensation policies are designed to (i) enhance profitability of the Company and shareholder value,
(ii) integrate compensation with the Company's annual and long-term performance goals, (iii) reward corporate performance, (iv) recognize individual initiative, achievement and hard work, (v) assist the Company in attracting and retaining qualified executive officers, and (vi) retain and motivate existing officers to perform. Compensation is comprised of cash compensation in the form of annual base salary and performance-based bonuses, and long-term incentive compensation in the form of stock options.

    In setting cash compensation levels for executive officers (including the Chief Executive Officer), the Compensation Committee prepares a salary review annually. The base salaries are fixed at levels comparable to the amounts paid to senior executives with comparable qualifications, experience and responsibilities at other technology companies located in the northeastern United States with approximately the same number of employees as the Company and engaged in similar businesses to that of the Company such as Checkpoint and Security Dynamics. Nonetheless, since the Company believes that those organizations that are constituents of the Nasdaq Computer Software Index used in the performance graph on page 12 include companies which may not be similar to the Company, the Company believes it is appropriate to attempt to establish salaries consistent with those of fewer and more comparable companies, which the Company nonetheless believes are represented in the performance graph. Although the Compensation Committee reviews such information for general guidance, it does not specifically target compensation of the executive officers to compensation levels at other companies.

    The compensation for the Chief Executive Officer and President of the Company is designed to reward performance that enhances shareholder value. Financial goals are based on the achievement of significant increases in net income as specified in the Company's annual operating plan. The plan establishes milestones for revenue growth and operating expenses. The cash compensation package is comprised of base pay, which is not related to the performance of the Company, and with an opportunity for a bonus based on the achievement of certain profitability milestones. Both components are affected by the Company's revenue growth, market share growth, profitability, quality of earnings, and growth in earnings per share. Although milestones for revenue growth and operating expenses, revenue growth, earnings per share, stock price and quality of earnings were not achieved, a bonus was paid to the Chief Executive Officer, including a grant of an option to purchase 400,000 shares of the Company's Common Stock, based on the Compensation Committee's qualitative assessment of his performance throughout the divestiture of the Company's catalog business which occurred in June, 1996. The Compensation Committee would have awarded higher bonuses to management, including the Chief Executive Officer, if quantitative objectives had been met.

    The compensation program for the remaining members of the executive group is based upon the attainment of objectives for profitability similar to the Chief Executive Officer. Bonus amounts are predicated upon improvement in Company operating performance as well as attainment of planned objectives. In the past, the Chief Executive Officer and President has made recommendations to the Compensation Committee regarding the planned objectives and executive compensation levels. Although the objectives were not achieved, bonuses were paid to executive officers based on the Compensation Committee's position qualitative assessment of performance of management throughout the divestiture of the Company's catalog business which occurred in June, 1996. The Compensation Committee would have awarded higher bonuses to management if quantitative objectives had been met. The overall plans and operating performance levels upon which management compensation is based are approved by the Compensation Committee on an annual basis.

    The Compensation Committee relies on incentive compensation in the form of performance-based bonuses and stock options to retain and motivate executive officers. Incentive compensation in the form of performance-based bonuses for the Chief Executive Officer and the Company's other executive officers is based upon management's success in meeting the Company's financial and strategic goals. The plan establishes milestones for revenue growth and operating expenses. Strategic goals focus on increasing market share and Company growth and improving the Company's strategic position in the market and the quality of earnings.

    Incentive compensation in the form of stock options is designed to provide long-term incentives to executive officers and other employees, to encourage the executive officers and other employees to remain with the Company and to enable optionees to develop and maintain a significant, long-term stock ownership position in the Company's Common Stock, which in turn motivates the recipient to focus on long-term enhancement in stockholder value. The Company's 1994 Plan and, if approved, the 1997 Plan administered by the Compensation Committee, are the vehicles for the granting of stock options.

    The stock option plans permit the Compensation Committee to grant stock options to eligible employees, including executive officers. During 1996, the Compensation Committee granted stock options to various employees. Options become exercisable based upon a vesting schedule tied to years of future service to the Company. The value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Company's Common Stock at any particular point in time. Generally, options granted to officers and employees vest over six years and expire after a ten year period. In addition, the Compensation Committee has a policy of awarding stock options at not less than the fair market value at the date of grant. As a result of this policy, executives and other employees are rewarded economically only to the extent that the stockholders also benefit through appreciation in the market price of the Company's stock.

    Factors reviewed by the Compensation Committee in determining whether to grant options are similar to those considered in determining salaries and bonuses described above. Several other factors, however, such as an employee's individual initiative, achievement and performance are also considered by the Compensation Committee. In making specific grants to executives, the Compensation Committee evaluates each officer's total equity compensation package. The Compensation Committee generally reviews the option holdings of each of the executive officers including vesting and exercise price and the then current value of such unvested options. The Compensation Committee considers equity compensation to be an integral part of a competitive executive compensation package, a way to reinforce the individual's commitment to the Company and an important mechanism to align the interests of management with those of the Company's stockholders.

    The Compensation Committee is satisfied that the executive officers of the Company are dedicated to achieving significant improvements in the long-term financial performance of the Company and that the compensation policies and programs implemented and administered have contributed and will continue to contribute towards achieving this goal.

    This report has been submitted by the members of the Compensation and Stock Option Committee: Milton J. Pappas, Chairman, Ralph B. Wagner and Eric Giler.

                               PERFORMANCE GRAPH

    The following graph illustrates a five year comparison of cumulative total stockholder return among the Company, the University of Chicago's Center for Research in Security Prices ("CRSP") Index for the Nasdaq Stock Market and the CRSP Index for the Nasdaq Computer Software Industry Index. The comparison assumes $100 was invested on December 31, 1991 (the date of the Company's initial public offering) in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  LEGEND
Symbol                                                                           CRSP Total Returns Index for:
                                                                                                     NeTegrity
12/31/1991                                                                                                 100
12/31/1992                                                                                                64.2
12/31/1993                                                                                                28.2
12/31/1994                                                                                                22.9
12/31/1995                                                                                                49.3
12/31/1996                                                                                                54.6
Notes:
               The lines represent monthly index levels derived from compounded daily returns that include all
A:                                                                                                  dividends.
B.              The indexes are reweighted daily, using the market capitalization on the previous trading day.
                    If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding
C.                                                                                        trading day is used.
D.                                               The index level for all series was set to $100.0 on 12/31/91.

  LEGEND
Symbol
               Nasdaq Stock Market (US Companies)  NASDAQ Stocks (SIC 7300-7399 US Companies) Business services
12/31/1991                                    100                                                           100
12/31/1992                                  116.4                                                         107.3
12/31/1993                                  133.6                                                         114.1
12/31/1994                                  130.6                                                         138.1
12/31/1995                                  184.7                                                         209.3
12/31/1996                                  227.2                                                         261.8
Notes:
A:
B.
C.
D.

                          AMENDMENT TO 1994 STOCK PLAN

    There will be presented at the meeting a proposal to approve an amendment of the Company's 1994 Stock Plan (the "1994 Plan") which amendment was approved by the Board of Directors on December 10, 1996, whereby the number of shares reserved for issuance under the 1994 Plan was increased from 1,500,000 shares of Common Stock to 1,813,300 shares of Common Stock. At February 11, 1997, options for the purchase of 1,813,300 shares of Common Stock were outstanding under the 1994 Plan. Upon approval by the Stockholders of the Company's 1997 Stock Option Plan, no further options will be granted under the 1994 Plan.


    The table below sets forth the exercise price and expiration date for options granted on December 10, 1996 to purchase an aggregate of 313,300 shares of Common Stock, including an option to purchase 17,500 shares granted to Eric Giler, a Director of the Company, which have been granted under the 1994 Plan and with respect to which the Board of Directors recommends the stockholders increase the number of shares subject to the 1994 Plan to 1,813,300.



                                    NUMBER OF SHARES
                                       SUBJECT TO       EXERCISE    EXPIRATION
            OPTIONEES                    OPTIONS          PRICE        DATE
----------------------------------  -----------------  -----------  -----------
Eric Giler, Director..............         17,500       $    2.09     12/10/06
12 Non-executive employees........        295,800       $    2.09     12/10/06


    Set forth below is a summary of the principal provisions of the 1994 Plan, a copy of which may be obtained from the Secretary of the Company. The Board of Directors recommends that the stockholders approve the amendment of the 1994 Plan. The affirmative vote of the holders of at least a majority of the Common Stock voting in person or by proxy at the meeting will be required for the approval of the amendment of the 1994 Plan.

    PURPOSE. The 1994 Plan is intended to provide incentives to the officers, directors, employers and consultants of the Company by providing them with opportunities to purchase stock in the Company. The 1994 Plan provides for the granting of incentive stock options intended to meet the requirements of Section 422 of the Code as well as for the granting of options that do not meet those requirements. Shares issued under the 1994 Plan may be either authorized but unissued shares or treasury shares. If any unexercised option granted under the 1994 Plan lapses or terminates for any reason, the shares covered thereby may again be optioned thereunder.

    ADMINISTRATION. The 1994 Plan is administered by the Stock Option and Compensation Committee of the Board of Directors (the "Compensation Committee") consisting of two or more Directors of the Company appointed by the Board of Directors. The Committee determines the employees to whom options shall be granted, the number of shares to be covered by such options, the terms of such options and the vesting schedule for such options. Present members of the Committee are Milton Pappas, Ralph Wagner and Eric Giler. The Board of Directors may at any time terminate, modify or adopt amendments to the 1994 Plan provided that such termination, modification or amendments shall not affect existing rights of any participant under an option previously granted to the participant without such participant's consent. Furthermore, without the approval of the stockholders, no amendment may be made by the Board to the 1994 Plan which increases the maximum number of shares as to which options may be granted under the 1994 Plan or increases the number of shares for which an option may be granted to any optionee. Unless sooner terminated by the Board, the 1994 Plan terminates on March 23, 2004, the tenth anniversary of the date on which it was adopted.

    NUMBER OF SHARES. The total number of shares of Common Stock subject to the 1994 Plan was increased (subject to stockholder approval) by amendments adopted on December 10, 1997, from 1,500,000 shares to 1,813,300 shares, subject to adjustment in the event of stock dividends, stock splits, mergers, consolidations or other recapitalizations or reorganizations of the Company.


    ELIGIBILITY TO PARTICIPATE. Options may be granted under the 1994 Plan to directors, officers, employees or consultants of the Company or any related corporation. Directors who are not otherwise employees of the Company or any of its subsidiaries shall be eligible to be granted an option pursuant to the 1994 Plan. In determining the eligibility of an individual to be granted an option, and the number of shares to be subject to purchase under such option, the Compensation Committee takes into account a potential grantee's individual circumstances. Incentive stock options may be granted only to an employee who owns stock possessing not more than 10% of the total combined voting power of all classes of stock of the Company, unless the purchase price for the stock under such option is at least 110% of its fair market value at the time such option is granted.

    The maximum number of shares with respect to which an option or options may be granted to any employee in any one taxable year of the Company shall not exceed, shares with fair market value greater than $100,000, taking into account all shares granted during such taxable period.

    TERMS OF OPTIONS. The exercise price of each option granted under the 1994 Plan is determined by the Compensation Committee at the time of granting of the option but, in the case of an incentive stock option, shall in no event be less than the fair market value of the Common Stock covered by the option at the time the option is granted. Options granted under the 1994 Plan shall become exercisable in such installments as of the Compensation Committee shall specify at the time of grant. The Compensation Committee in its sole discretion may accelerate the exercisability of any option granted under the 1994 Plan, provided that an incentive stock option shall not be accelerated if such acceleration would violate the annual vesting limitation contained in Section 422A(b)(7) of the Code.

    Options granted under the 1994 Plan expire not more than ten years from the date of grant. Options may be exercised by giving written notice to the Company, signed by the person exercising the option, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full, which payment may be in cash or in the discretion of the Compensation Committee in shares of the Company's stock already owned by the person exercising the option.

    Options granted under the 1994 Plan terminate ninety days after termination of employment for any reason other than death, disability, cause or breach of an employment agreement. Such options terminate one hundred eighty days (but not beyond the original term) following termination of employment on account of disability or death.

                       ADOPTION OF 1997 STOCK OPTION PLAN

    There will be presented at the meeting a proposal to approve the Company's 1997 Stock Option Plan (the "1997 Plan"), which was adopted by the Company's Board of Directors on February 12, 1997. The Board of Directors recommends that the stockholders approve the 1997 Plan. Currently, there are no specific plans or proposals to award options under the 1997 Plan. Rather, the Compensation Committee, in its judgment, will consider granting options under the 1997 Plan in establishing appropriate incentives for employees of the Company. The affirmative vote of the holders of at least a majority of the Company's Common Stock voting in person or by proxy at the meeting will be required for such approval. Set forth below is a summary of the principal provisions of the 1997 Plan. A copy of the entire 1997 Plan is available from the Secretary of the Company upon request.

    Set forth below is a summary of the principal provisions of the 1997 Plan, a copy of which may be obtained from the Secretary of the Company. The Board of Directors recommends that the stockholders approve and adopt the 1997 Plan. The affirmative vote of at least a majority of the Common Stock votes in person or by proxy at the meeting will be will be required for the approval of the 1997 Plan.

    PURPOSE. The 1997 Plan is intended to encourage ownership of the Common Stock by employees of the Company to induce qualified personnel to enter and remain in the employ of the Company. The 1997 Plan provides for the granting of incentive stock options intended to meet the requirements of Section 422 of the Code as well as for the granting of options that do not meet those requirements. Shares issued under the 1997 Plan may be either authorized but unissued shares or treasury shares. If any unexercised option granted under the 1997 Plan lapses or terminates for any reason, the shares covered thereby may again be optioned thereunder.

    ADMINISTRATION. The 1997 Plan will be administered by the Compensation Committee of the Board of Directors consisting of two or more Directors of the Company appointed by the Board of Directors. The Committee determines the employees to whom options shall be granted, the number of shares to be covered by such options, the terms of such options and the vesting schedule for such options. Present members of the Committee are Milton Pappas, Ralph Wagner and Eric Giler. The Board of Directors may at any time terminate, modify or adopt amendments to the 1997 Plan provided that such termination, modification or amendments shall not affect existing rights of any participant under an option previously granted to the participant without such participant's consent. Furthermore, without the approval of the stockholders, no amendment may be made by the Board to the 1997 Plan which increases the maximum number of shares as to which options may be granted under the 1997 Plan or increases the number of shares for which an option may be granted to any optionee. Unless sooner terminated by the Board, the 1997 Plan terminates on April 9, 2007, the tenth anniversary of the date on which it was adopted by the Company's stockholders.

    NUMBER OF SHARES. The total number of shares of Common Stock subject to the 1997 Plan is 500,000 shares, subject to adjustment in the event of stock dividends, stock splits, mergers, consolidations or other recapitalizations or reorganizations of the Company.

    ELIGIBILITY TO PARTICIPATE. Options may be granted under the 1997 Plan to officers, employees, directors or consultants of the Company or any of its subsidiaries in key positions. Directors who are not otherwise employees of the Company or any of its subsidiaries shall be eligible to be granted an option pursuant to the 1997 Plan. In determining the eligibility of an individual to be granted an option, and the number of shares to be subject to purchase under such option, the Compensation Committee takes into account the position and responsibilities of the individual being considered, his or her present and potential contributions to the success of the Company or its subsidiaries and such other factors as the Compensation Committee deems relevant. Incentive stock options may be granted only to an employee who owns stock possessing not more than 10% of the total combined voting power of all classes of stock of the Company, unless the purchase price for the stock under such option is at least 110% of its fair market value at the time such option is granted and the option, by its terms, is not exercisable more than five years from the date on which it is granted.

    The maximum number of shares with respect to which an option or options may be granted to any employee in any one taxable year of the Company shall not exceed shares with a fair market value in excess of $100,000 taking into account shares granted during such taxable period under options that have terminated.

    TERMS OF OPTIONS. The exercise price of each option granted under the 1997 Plan is determined by the Compensation Committee at the time of granting of the option but, in the case of an incentive stock option, shall in no event be less than the fair market value of the Common Stock covered by the option at the time the option is granted. The Compensation Committee in its sole discretion may accelerate the exercisability of any option granted under the 1997 Plan. Notwithstanding the foregoing two sentences, an option granted to any Director or officer of the Company shall not be exercisable prior to six months and one day after the date of the grant. The exercise price of each option under the 1997 Plan is determined by the Compensation Committee at the time of grant but, in the case of an incentive stock option, shall in no event be less than the fair market value of the Common Stock subject to the option at the time of grant. Upon approval by the Stockholders of the Company's 1997 Stock Option Plan, no further options will be granted under the 1994 Plan.

                       TAX EFFECTS OF PLAN PARTICIPATION

    Options granted under the 1994 Plan and the 1997 Plan are intended to be either incentive stock options, as defined in Section 422 of the Code, or non-qualified stock options.

    INCENTIVE STOCK OPTIONS. Except as provided below with respect to the alternative minimum tax, the optionee will not recognize taxable income upon the grant or exercise of an incentive stock option. In addition, if the optionee holds the shares received pursuant to the exercise of the option for at least one year after the date of exercise and for at least two years after the option is granted, the optionee will recognize long-term capital gain or loss upon the disposition of the stock measured by the difference between the option exercise price and the amount received for such shares upon disposition.

    In the event that the optionee disposes of the stock prior to the expiration of the required holding periods (a "disqualifying disposition"), the optionee generally will realize ordinary income to the extent of the lesser of (i) the fair market value of the stock at the time of exercise over the exercise price, or (ii) the amount received for the stock upon disposition over the exercise price. The basis in the stock acquired upon exercise of the option will equal the amount of income recognized by the optionee plus the option exercise price. Upon eventual disposition of the stock, the optionee will recognize long-term or short-term capital gain or loss, depending on the holding period of the stock and the difference between the amount realized by the optionee upon disposition of the stock and his basis in the stock.

    For alternative minimum tax purposes, the excess of the fair market value of stock on the date of the exercise of the incentive stock option over the exercise price of the option is included in alternative minimum taxable income for alternative minimum tax purposes. If the alternative minimum tax does apply to the optionee, an alternative minimum tax credit may reduce the regular tax upon eventual disposition of the stock.

    The Company will not be allowed an income tax deduction upon the grant or exercise of an incentive stock option. Upon a disqualifying disposition by the optionee of shares acquired upon exercise of the incentive stock option, the Company will be allowed a deduction in an amount equal to the ordinary income recognized by the optionee.

    Under proposed regulations issued by the Internal Revenue Service, the exercise of an option with previously acquired stock of the Company will be treated as, in effect, two separate transactions. Pursuant to Section 1036 of the Code, the first transaction will be a tax-free exchange of the previously acquired shares for the same number of new shares. The new shares will retain the basis and, except, as provided below, the holding periods of the previously acquired shares. The second transaction will be the issuance of additional new shares having a value equal to the difference between the aggregate fair market value of all of the new shares being acquired and the aggregate option exercise price for those shares. Because the exercise of an incentive stock option does not result in the recognition by the optionee of income, this issuance will also be tax-free (unless the alternative minimum tax applies, as described above). The optionee's basis in these additional shares will be zero and the optionee's holding period for these shares will commence on the date on which the shares are transferred. For purposes of the one and two-year holding period requirements which must be met for favorable incentive stock option tax treatment to apply, the holding periods of previously acquired shares are disregarded.

    NON-QUALIFIED STOCK OPTIONS. As in the case of incentive stock options, no income is recognized by the optionee on the grant of a non-qualified stock option. On the exercise by an optionee of a non-qualified option, generally the excess of the fair market value of the stock when the option is exercised over its cost to the optionee will be (a) taxable to the optionee as ordinary income and (b) generally deductible for income tax purposes by the Company.

    The Internal Revenue Service will treat the exercise of a non-qualified stock option with already owned stock of the Company as two transactions. First, there will be a tax-free exchange of the old shares for a like amount of new shares under Section 1036 of the Code, with the new shares retaining the basis and holding periods of the old shares. Second, the issuance of additional new shares (representing the spread between the fair market value of all the new shares and the option price) is taxable to the employee as ordinary income under
Section 83 of the Code, as is the case with any non-qualified option. The new shares will have a basis equal to the spread between the fair market value of the new shares and the option price.

    The optionee's tax basis in his stock will equal his cost for the stock plus the amount of ordinary income he had to recognize with respect to the non-qualified stock option. Accordingly, upon a subsequent disposition of stock acquired upon the exercise of a non-qualified option, the optionee will recognize short-term or long-term capital gain or loss, depending upon the holding period of the stock equal to the difference between the amount realized upon disposition of the stock by the optionee and his basis in the stock.

                              AMENDMENT TO BYLAWS

    There will be presented at the meeting a proposal to approve amendments to the Company's Amended Bylaws ("ByLaws") in order: (i) to eliminate the ability of the Company's stockholders to act by consent in lieu of meeting; (ii) to increase to 30% the percentage in interest of voting stock of the Company required to call a special meeting of stockholders; and (iii) to revise the provisions regarding director and other indemnification by substituting those provisions set forth in Exhibit A hereto for those currently in effect. Copies of the Bylaws, current and as proposed to be amended, are available from the Secretary of the Company upon request.

    REQUIREMENT OF STOCKHOLDER MEETING. The Directors propose an amendment to the Bylaws which would eliminate the ability of the stockholders to act by consent in the name and on behalf of the

Company. In order to assure that all stockholders have an opportunity to participate in actions which under state law and the Company's charter and bylaws require stockholder approval, the proposed amendment to the Bylaws would require that a meeting of stockholders be held in connection with the taking of any such action. The Board of Directors believe that such a requirement will enhance corporate democracy and will allow greater stockholder participation in the governance of the Company. This proposed amendment to the Bylaws may make it more difficult for a stockholder hostile to management to acquire control of the Company. See "Certain Anti-takeover Aspects of the Proposed Amendments to the Bylaws."



    INCREASE IN PERCENTAGE OF VOTING CAPITAL STOCK REQUIRED TO CALL MEETING OF STOCKHOLDERS. The Company's current bylaws provide that 10% in interest of the outstanding voting capital stock of the Company may call a meeting of the stockholders of the Company. The Board of Directors proposes and recommends that the stockholders of the Company approve an amendment to the Bylaws which would require at least 30% in interest of the stockholders to call a special meeting. The Board of Directors believes that this amendment to the Bylaws will ensure that the Company does not incur the substantial cost of holding a stockholders meeting where less than a significant minority requests one and where a proposal submitted at such a meeting does not have a reasonable chance of approval by all stockholders. This proposed amendment to the Bylaws may make it more difficult for a stockholder hostile to management to acquire control of the Company. See "Certain Anti-takeover Aspects of the Proposed Amendments to the Bylaws."


    INDEMNIFICATION OF DIRECTORS AND OFFICERS. In order to attract and retain qualified directors and executives, the Company believes it necessary (i) to insulate them from liability arising out of the exercise of their duties, unless they have acted in bad faith, and (ii) to have the authority to provide insurance and to advance expenses relating to indemnifiable events. Accordingly, the Directors recommend the approval of the Amendment to the Bylaws (more fully described in the attached Exhibit A) (i) to provide indemnification for officers and directors against liability arising from the execution of duties on behalf of the Company unless it shall have been adjudicated in a judicial proceeding that they have acted in bad faith against the best interests of the Company and
(ii) to allow for the advance of all expenses and provisions of insurance relating to the Company's indemnification obligations. The Board of Directors believes that amending the Bylaws to require a judicial determination of bad faith of an officer or director prior to the denial of indemnification by the Company of an officer or director defending a suit arising from the performance of one's duties as such will place the subjective decision of whether to indemnify officers and directors in the judicial arena, and the Company will be better able to assure its directors and officers that any indemnification protection they enjoy will be waived only after appropriate deliberation, and that they, in certain circumstances, will not incur large expenses relating to the defense of indemnifiable claims. The Company's current Bylaws allow for indemnification of officers and directors against liability arising from the exercise of the directors on behalf of the Company only upon a showing of good faith. In addition the current Bylaws allow the reimbursement, not advance, of all expenses relating to the Company's indemnification obligations. By requiring a judicial determination of bad faith prior to the denial of indemnification and by advancing expenses relating to the defense of indemnifiable claims, this proposed amendment to the Bylaws will allow the defense by officers and directors of the Company of suits arising out of the exercise of their duties, including suits initiated by the stockholders of the Company in the absence of a judicial determination of bad faith. Approval of this proposed amendment to the Bylaws will eliminate the rights of the Company to monetary relief from an individual eligible for indemnification unless bad faith can be demonstrated. This proposed Bylaw amendment does not limit or expand indemnification rights provided by the Delaware General Corporation Law. There are no pending or threatened proceedings with respect to which the indemnification rights would be available, if the proposed amendment to the Bylaws is adopted. See "Certain Anti-takeover Aspects of the Proposed Amendments to the Bylaws."


     CERTAIN ANTI-TAKEOVER ASPECTS OF THE PROPSED AMENDMENTS TO THE BYLAWS

    The proposed amendments to the Bylaws are not a response to or as a result of any specific effort to obtain control of the issuer by means of a merger, tender offer, solicitation in opposition to management or otherwise. Nonetheless, the proposed amendments the Bylaws may discourage potential acquirors from making bids, thereby frustrating the ability of acquirors, hostile or otherwise, to consummate an acquisition of the Company at substantial premiums to the Company's market price. In addition, however, the Board of Directors believes the proposed amendments to the Bylaws might result in additional negotiations between the Company and potential acquirors, which may in turn result in a transaction more favorable to the stockholders of the Company.

    The Company's Certificate of Incorporation and employment and other agreements do not contain provisions with material anti-takeover effects.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has appointed Coopers & Lybrand as independent auditors to examine the consolidated financial statements of the Corporation and its subsidiaries for the fiscal year ended December 31, 1997.

    A representative of Coopers & Lybrand is expected to be present at the meeting. We will have the opportunity to make a statement if he or she so desires and to respond to appropriate questions. The engagement of Coopers & Lybrand was approved by the Board of Directors at the recommendation of the Audit Committee of the Board of Directors.

                            SECTION 16 REQUIREMENTS

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and persons who own more than 10% of a registered class of the Company's equity securities (collectively, "Reporting Persons"), to file initial reports of ownership and reports of changes in ownership of Common Stock of the Company with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it with respect to fiscal 1996, or written representations from certain reporting persons, the Company believes that all Reporting Persons complied with all
Section 16(a) filing requirements in 1996 with the exception that Eric Giler, by inadvertence, did not timely file a Form 3 relating to his election as a director on December 10, 1996.

                             STOCKHOLDER PROPOSALS

    Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of the Company must be received at the Company's principal executive offices not later than November 21, 1997. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested.

                                 OTHER BUSINESS

    The Board of Directors knows of no business that will be presented for consideration at the Meeting other than those items stated above. If any other business should before the Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

                           EXPENSES AND SOLICITATION

    The cost of solicitation of proxies will be borne by the Company, and in addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

                                                                       EXHIBIT A

                                   ARTICLE V
                                INDEMNIFICATION

    SECTION 5.1 THIRD PARTY ACTIONS. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (each an "Indemnitee"), against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.

    SECTION 5.2 DERIVATIVE ACTIONS. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit.

    SECTION 5.3 EXPENSES. To the extent that a Director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 5.1 and 5.2, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

    SECTION 5.4 AUTHORIZATION AND REQUEST FOR INDEMNIFICATION.

    (a) Any indemnification requested by the Indemnitee under Section 5.1 hereof shall be made no later than ten (10) days after receipt of the written request of the Indemnitee, unless it shall have been adjudicated by a court of final determination that the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

    (b) Any indemnification requested by the Indemnitee under SECTION 5.2 hereof shall be made no later than ten (10) days after receipt of the written request of the Indemnitee, unless it shall have been adjudicated by a court of final determination that the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, the Indemnitee shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction due to willful misconduct of a culpable nature in the performance of the Indemnitee's duty to the Corporation unless and only to the extent that any court in which such proceeding was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

    SECTION 5.5 ADVANCE PAYMENT OF EXPENSES. Subject to Section 5.4 above, the Corporation shall advance all expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an agent of the Corporation. The Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation. The advances to be made hereunder shall be paid by the Corporation to or on behalf of the Indemnitee within 30 days following delivery of a written request therefor by the Indemnitee to the Corporation.

    SECTION 5.6 NON-EXCLUSIVENESS. The indemnification provided by this Article 10 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

    SECTION 5.7 INSURANCE. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article V.

    SECTION 5.8 CONSTITUENT CORPORATIONS. The Corporation shall have power to indemnify any person who is or was a director, officer, employee or agent of a constituent corporation absorbed in a consolidation or merger with this Corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in the same manner as hereinabove provided for any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

    SECTION 5.9 ADDITIONAL INDEMNIFICATION. In addition to the foregoing provisions of this Article V, the Corporation shall have the power, to the full extent provided by law, to indemnify any person for any act or omission of such person against all loss, cost, damage and expense (including attorney's fees) if such person is determined (in the manner prescribed in Section 5.4 hereof) to have acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the Corporation.

                                NETEGRITY, INC.
                             1997 STOCK OPTION PLAN

    1.  PURPOSE OF THE PLAN.

    This stock option plan (the "Plan") is intended to provide incentives: (a) to the officers and other employees of NeTegrity, Inc. (the "Company") and any present or future subsidiaries of the Company by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs"); and
(b) to officers, employees, consultants and directors of the Company and any present or future subsidiaries by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"). As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations").

    2.  STOCK SUBJECT TO THE PLAN.

    (a) The initial maximum number of shares of common stock, par value $.01 per share, of the Company ("Common Stock") available for stock options granted under the Plan through the end of the Company's fiscal year ending December 31, 1997 shall be 500,000 shares of Common Stock. The maximum number of shares of Common Stock available for grants shall be subject to adjustment in accordance with
Section 11 thereof. Shares issued under the Plan may be authorized but unissued shares of Common Stock or shares of Common Stock held in treasury.

    (b) To the extent that any stock option shall lapse, terminate, expire or otherwise be cancelled without the issuance of shares of Common Stock, the shares of Common Stock covered by such option(s) shall again be available for the granting of stock options.

    (c) Common Stock issuable under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Committee (as defined in Section 3 below).

    3.  ADMINISTRATION OF THE PLAN.

    (a) The Plan shall be administered by a committee (the "Committee") consisting of two or more members of the Company's Board of Directors. The Board of Directors may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee. The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Committee member shall be liable for any action or determination made in good faith. Prior to the date of the registration of an equity security of the Company under Section 12 of the Exchange Act, the Plan may be administered by the Board of Directors and in such event all references in this Plan to the Committee shall be deemed to mean the Board of Directors.

    (b) Subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and its subsidiaries (from among the class of employees eligible under Section 4 to receive ISOs) to whom ISOs may be granted, and to determine (from the class of individuals eligible under Section 4 to receive Non-Qualified Options) to whom Non-Qualified Options may be granted; (ii) determine the time or times at which options may be granted; (iii) determine the option price of shares subject to each option which price shall not be less than the minimum price specified in Section 6; (iv) determine whether each option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to Section 9) the time or times when each option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to options and the nature of such restrictions; and (vii) determine the size of any Options under the Plan, taking into account the position or office of the optionee with the Company, the job performance of the optionee and such other factors as the Committee may deem relevant in the good faith exercise of its independent business judgment.

    4.  ELIGIBILITY.

    Options designated as ISOs may be granted only to officers and other employees of the Company or any subsidiary. Non-Qualified Options may be granted to any officer, employee, consultant or director of the Company or of any of its subsidiaries.

    In determining the eligibility of an individual to be granted an option, as well as in determining the number of shares to be optioned to any individual, the Committee shall take into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee may deem relevant.

    No option designated as an ISO shall be granted to any employee of the Company or any subsidiary if such employee owns, immediately prior to the grant of an option, stock representing more than 10% of the voting power or more than 10% of the value of all classes of stock of the Company or a parent or a subsidiary, unless the purchase price for the stock under such option shall be at least 110% of its fair market value at the time such option is granted and the option, by its terms, shall not be exercisable more than five years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling. In determining the fair market value under this paragraph, the provisions of Section 6 hereof shall apply.

    5.  OPTION AGREEMENT.

    Each option shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of the Company and by the optionee to whom such option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Committee, provided that options designated as ISOs shall meet all of the conditions for ISOs as defined in Section 422 of the Code. The date of grant of an option shall be as determined by the Committee. More than one option may be granted to an individual.

    6.  OPTION PRICE.

    The option price or prices of shares of the Company's Common Stock for options designated as Non-Qualified Options shall be as determined by the Committee, but in no event shall the option price be less than the minimum legal consideration required therefor under the laws of the State of Delaware or the laws of any jurisdiction in which the Company or its successors in interest may be organized. The option price or prices of shares of the Company's Common Stock for ISOs shall be the fair market value of such Common Stock at the time the option is granted as determined by the Committee in accordance with the Regulations promulgated under Section 422 of the Code. If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on such exchange on the business day immediately preceding the date of the grant of the option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the high and low sales prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System National Market System ("NASDAQ/ NMS") for the business day immediately preceding the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the shares are not then either listed on any such exchange or quoted in NASDAQ/NMS, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the business day immediately preceding the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Committee.

    7.  MANNER OF PAYMENT; MANNER OF EXERCISE.

    (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) shares of Common Stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or (iii) any combination of (i) and (ii), provided, however, that payment of the exercise price by delivery of shares of Common Stock of the Company owned by such optionee may be made only under such circumstances and on such terms as may from time to time be established by the Committee. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined by the Committee in accordance with Section 6 hereof. With the consent of the Committee, payment may also be made by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instruments to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

    (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, after ten business days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option.

    8.  EXERCISE OF OPTIONS.

    Subject to the provisions of paragraphs 9 through 11, each option granted under the Plan shall be exercisable as follows:

    (a) VESTING. The Option shall not be exercisable until the anniversary of the date of grant, after which the option shall be exercisable in accordance with the option agreement evidencing the grant thereof.

    (b) FULL VESTING OF INSTALLMENTS. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the option, unless otherwise specified by the Committee.

    (c) PARTIAL EXERCISE. Each option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

    (d) ACCELERATION OF VESTING. The Committee shall have the right to accelerate the date of exercise of any installment or any option; provided that the Committee shall not, without the consent of an optionee, accelerate the exercise date of any installment of any option granted to any employee as an ISO if such acceleration would violate the annual vesting limitation contained in
Section 422(d) of the Code.

    9.  TERM OF OPTIONS; EXERCISABILITY.

    (a) TERM. Each option shall expire not more than ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as may be provided in the Agreement.

    (b) EXERCISABILITY. Except as otherwise provided in the Agreement, an option granted to an employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date such optionee ceases to be an employee of the Company or one of its subsidiaries.

    10. OPTIONS NOT TRANSFERABLE.

    The right of any optionee to exercise any option granted to him or her shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, or (solely with respect to Non-Qualified Options) pursuant to a qualified domestic relations order, as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and any such option shall be exercisable during the lifetime of such optionee only by him. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, except as provided above with respect to Non-Qualified Options, trustee process or similar process, whether legal or equitable, upon such option.

    11. ADJUSTMENTS. Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such option:

    (a) STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

    (b) CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding options, either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) upon written notice to the optionees, provide that all options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the options shall terminate; or (iii) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such options (to the extent then exercisable) over the exercise price thereof.

    (c) RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his option prior to such recapitalization or reorganization.

    (d) MODIFICATION OF ISOS. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs (a), (b) or (c) with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

    (e) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

    (f) ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

    (g) FRACTIONAL SHARES. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

    (h) ADJUSTMENTS. Upon the happening of any of the events described in subparagraphs (a), (b) or (c) above, the class and aggregate number of shares set forth in Section 2 hereof that are subject to options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 11 and, subject to Section 3, its determination shall be conclusive.

    If any person or entity owning restricted Common Stock obtained by exercise of an option made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs (a), (b) or (c) above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

    12. NO SPECIAL EMPLOYMENT RIGHTS.

    Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

    13. WITHHOLDING.

    The Company's obligation to deliver shares upon the exercise of any option granted under the Plan shall be subject to the option holder's satisfaction of all applicable Federal, state and local income, excise and employment tax withholding requirements. The Company and employee may agree to withhold shares of Common Stock purchased upon exercise of an option to satisfy the above-mentioned withholding requirements. With the approval of the Committee, which it shall have sole discretion to grant, and on such terms and conditions as the Committee may impose, the option holder may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. The Committee shall also have the right to require that shares be withheld from delivery to satisfy such condition.

    14. RESTRICTIONS ON ISSUE OF SHARES.

    (a) Notwithstanding the provisions of Section 7, the Company may delay the issuance of shares covered by the exercise of an option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

        (i) The shares with respect to which such option has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

        (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

    (b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

    15. PURCHASE FOR INVESTMENT; RIGHTS OF HOLDER ON SUBSEQUENT REGISTRATION.

    Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors and controlling persons from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

    16. LOANS.

    The Company may make loans to optionees to permit them to exercise options. If loans are made, the requirements of all applicable Federal and state laws and regulations regarding such loans must be met.

    17. MODIFICATION OF OUTSTANDING OPTIONS.

    The Committee may authorize the amendment of any outstanding option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of this Plan.

    18. APPROVAL OF SHAREHOLDERS.

    The Plan shall be subject to approval by the vote of shareholders holding at least a majority of the voting stock of the Company voting in person or by proxy at a duly held shareholders' meeting, or by written consent of shareholders holding at least a majority of the voting stock of the Company, within twelve
(12) months after the adoption of the Plan by the Board of Directors and shall take effect as of the date of adoption by the Board of Directors upon such approval. The Committee may grant options under the Plan prior to such approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval.

    19. TERMINATION AND AMENDMENT.

    Unless sooner terminated as herein provided, the Plan shall terminate ten
(10) years from the date upon which the Plan was duly adopted by the Board of Directors of the Company. The Board of Directors may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in this Section 19, the Board of Directors may not, without the approval of the shareholders of the Company obtained in the manner stated in Section 18, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plan, or make any other change in the Plan which requires shareholder approval under applicable law or regulations, including any approval requirement which is a prerequisite for exemptive relief under Section 16 of the Exchange Act. The Committee may grant options to persons subject to Section 16(b) of the Exchange Act after an amendment to the Plan by the Board of Directors requiring shareholder approval under Section 19, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval. The Committee may terminate, amend or modify any outstanding option without the consent of the option holder, provided, however, that, except as provided in Section 11, without the consent of the optionee, the Committee shall not change the number of shares subject to an option, nor the exercise price thereof, nor extend the term of such option.

    20. COMPLIANCE WITH RULE 16b-3.

    It is intended that the provisions of the Plan and any option granted hereunder to a person subject to the reporting requirements of Section 16(a) of the Exchange Act shall comply in all respects with the terms and conditions of Rule 16b-3 under the Exchange Act, or any successor provisions, to the extent the Company has any equity security registered pursuant to Section 12 of the Exchange Act. Any agreement granting options shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such Rule, such provision shall be deemed to be modified so as to be in compliance with such Rule, or if such modification is not possible, shall be deemed to be null and void, as it relates to a recipient subject to Section 16(a) of the Exchange Act.

    21. RESERVATION OF STOCK.

    The Company shall at all times during the term of the Plan reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

    22. LIMITATION OF RIGHTS IN THE OPTION SHARES.

    An optionee shall not be deemed for any purpose to be a shareholder of the Company with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

    23. NOTICES.

    Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention:
President, and, if to an optionee, to the address as appearing on the records of the Company.

Approved by the Directors: February 12, 1997

Approved by the Stockholders:______________

                                NETEGRITY, INC.
           (FORMERLY KNOWN AS THE SOFTWARE DEVELOPER'S COMPANY, INC.)

    The 1994 Stock Plan of NeTegrity, Inc., (the "Company" formerly known as The Software Developer's Company, Inc.) is hereby amended as follows:

    1. The number of shares of the Company's Common Stock per value $.01 per share which may be issued to the 1994 Stock Plan is hereby increased from 1,500,000 to 2,000,000, and Section 4 of the 1994 Stock Plan is hereby amended by replacing the number "1,500,000" therein with the number "1,813,300."

    2. Except as provided above, the Company's 1994 Stock Plan is hereby restated and confirmed in all respects.

                                NETEGRITY, INC.

                                                                /s/ BARRY N. BYCOFF
                                                                -----------------------------
                                                                Name: Barry N. Bycoff
                                                                Title: President

Adopted by the Directors: February 12, 1997

Adopted by the Stockholders:________________________

                                NETEGRITY, INC.
           (FORMERLY KNOWN AS THE SOFTWARE DEVELOPER'S COMPANY, INC.)

                              AMENDMENT TO BY-LAWS

    The Amended By-laws of NeTregrity, Inc. (the "Corporation;" formerly known as The Software Developer's Company, Inc.) as amended and restated on October 15, 1987 and amended June 25, 1991 (the "Bylaws") are hereby amended as follows:

    1. Section 10 of Article I is hereby deleted in its entirety. In addition, the fourth sentence of Section 4 of Article VI is hereby deleted in its entirety.

        The Board of Directors believes that by requiring a meeting of stockholders prior to stockholder action, corporate democracy and the opportunity of all stockholders to participate in the governance of the Company shall be enhanced.

    2. Section 3 of Article I is hereby amended by replacing the first sentence thereof with the sentence below:

        "Special meetings of the stockholders, for any purpose or purposes, may, unless otherwise prescribed by the statute or by the Certificate of Incorporation, be called by the Board of Directors or the Chief Executive Officer and shall be called by the Chief Executive Officer or Secretary at the request in writing of a majority of the Board of Directors, at the request in writing of stockholders owning at least thirty percent (30%) amount of the entire capital stock of the corporation issued and outstanding and entitled to vote."

        The Board of Directors believe that the above amendment to the Bylaws will ensure that the Company will incur the large expense of a stockholders meeting only where a significant minority of stockholders so requests and where any proposal submitted by stockholders requesting the meeting has a reasonable chance of approval by all stockholders.

    3. Article V of the Bylaws is hereby deleted in its entirety and a new
Article V in the form below is hereby inserted in its place:

                                   ARTICLE V
                                INDEMNIFICATION

    SECTION 5.1 THIRD PARTY ACTIONS. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (each an "Indemnitee"), against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.

    SECTION 5.2 DERIVATIVE ACTIONS. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit.

    SECTION 5.3 EXPENSES. To the extent that a Director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 5.1 and 5.2, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

    SECTION 5.4 AUTHORIZATION AND REQUEST FOR INDEMNIFICATION.

        (a) Any indemnification requested by the Indemnitee under Section 5.1 hereof shall be made no later than ten (10) days after receipt of the written request of the Indemnitee, unless it shall have been adjudicated by a court of final determination that the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

        (b) Any indemnification requested by the Indemnitee under Section 5.2 hereof shall be made no later than ten (10) days after receipt of the written request of the Indemnitee, unless it shall have been adjudicated by a court of final determination that the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, the Indemnitee shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction due to willful misconduct of a culpable nature in the performance of the Indemnitee's duty to the Corporation unless and only to the extent that any court in which such proceeding was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

    SECTION 5.5 ADVANCE PAYMENT OF EXPENSES. Subject to Section 5.4 above, the Corporation shall advance all expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding to which the Indemnitee is a party is threatened to be made a party by reason of the fact that the Indemnitee is or was an agent of the Corporation. The Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation. The advances to be made hereunder shall be paid by the Corporation to or on behalf of the Indemnitee within 30 days following delivery of a written request therefor by the Indemnitee to the Corporation.

    SECTION 5.6 NON-EXCLUSIVENESS. The indemnification provided by this Article 10 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

    SECTION 5.7 INSURANCE. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent o the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article V.

    SECTION 5.8 CONSTITUENT CORPORATIONS. The Corporation shall have power to indemnify any person who is or was a director, officer, employee or agent of a constituent corporation absorbed in a consolidation or merger with this Corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in the same manner as hereinabove provided for any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

    SECTION 5.9 ADDITIONAL INDEMNIFICATION. In addition to the foregoing provisions of this Article V, the Corporation shall have the power, to the full extent provided by law, to indemnify any person for any act or omission of such person against all loss, cost, damage and expense (including attorney's fees) if such person is determined (in the manner prescribed in Section 5.4 hereof) to have acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the Corporation.

        The Board of Directors believe that it can better attract and retain better directors and officers by offering indemnification protection which
    (i) places the subjective decision of whether a director or officer merits indemnification in the hands of the judicial system thereby ensuring that the indemnification protection is waived only after appropriate deliberation and (ii) allows the Company to provide insurance and to advance expenses relation to the defense of indemnifiable actions.

    Except as otherwise provided herein, the Bylaws are ratified and confirmed in all respects.

Adopted by the Board of Directors: February 12, 1997

Adopted by the Stockholders:______________

/ / PLEASE MARK VOTES AS IN THIS EXAMPLE

1.         Election of Directors:  / /  For                     / /  Withhold                     / /  For all Except
           Nominees: Stephen L. Watson, Milton, J. Pappas, Barry N. Bycoff, Ralph B. Wagner, Michael L. Mark, Richard J.
           Kosinski, and Eric R. Giler.
2.         To amend the Company's By-Laws to eliminate the ability of the Company's Stockholders to act by consent without a meeting.
           / /  For                     / /  Withhold                     / /  Abstain
3.         To amend the Company's By-Laws to provide that stockholders of the Company may call a special meeting of stockholders only by written application by one or more stockholders who hold 30% in interest of the capital stock of the Company entitled to vote thereat.
           / /  For                     / /  Withhold                     / /  Abstain
4.         To amend the Company's By-Laws to revise provisions regarding director and officer indemnification.
           / /  For                     / /  Withhold                     / /  Abstain
5.         To adopt and approve a 1997 Stock Option Plan (the "1997 Plan") pursuant to which 500,000 shares of the Company's
           Common Stock shall be reserved for issuance subject to the 1997 Plan.
           / /  For                     / /  Withhold                     / /  Abstain
6.         To amend the Company's 1994 Stock Plan (the "1994 Plan") to increase the number of shares of Common Stock reserved for issuance subject to said Plan to 2,00,000.
           / /  For                     / /  Withhold                     / /  Abstain
7.         In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting.
           / /  For                     / /  Withhold                     / /  Abstain

RECORD DATE SHARES: I plan to attend in person / / I do not plan to attend in person / /
Please be sure to sign and date this Proxy.  Date: ________________________

Mark box at right if comments or address change have been noted on the reverse side of this card / /
Shareholder sign here ________________________ Co-owner sign here ________________________

DETACH CARD

                                NETEGRITY, INC.

DEAR STOCKHOLDER:

PLEASE TAKE NOTE OF THE IMPORTANT INFORMATION ENCLOSED with this Proxy ballot. There are some issues related to the management and operation of your Company that require your attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the 1997 Annual Meeting of Stockholders, April 9, 1997.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

NeTegrity, Inc.

PROXY                            NETEGRITY, INC.                           PROXY
                      1996 ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 9, 1997

The undersigned hereby appoints Barry N. Bycoff and James O'Connor, Jr., and each of them, with full power and substitution, proxies to represent the undersigned at the 1996 Annual Meeting of Stockholders of NeTegrity, Inc. to be held on April 9, 1997at 9:00 a.m., at the offices of Hutchins, Wheeler & Dittmar, 101 Federal Street, Boston, Massachusetts, and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, all the shares of NETEGRITY, INC. standing in the name of the undersigned upon such business as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF DIRECTORS. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON ALL PROPOSALS SPECIFIED. SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AS SET FORTH IN THE PROXY STATEMENT.

   PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
                                    ENVELOPE

Please sign exactly as your name(s) appear(s) on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE COMMENTS?
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